UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019
KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition.

On May 7, 2019, KAR Auction Services, Inc. issued a press release announcing its financial results for the three months ended March 31, 2019. KAR Auction Services, Inc. will host an earnings conference call and webcast, Wednesday, May 8, 2019 at 11:00 a.m., Eastern Daylight Time. The conference call may be accessed by calling 1-844-778-4145 and entering participant code 2963875 and the live webcast may be accessed at the investor relations section of www.karauctionservices.com. The call will be hosted by KAR Auction Services, Inc. Chief Executive Officer and Chairman of the Board, Jim Hallett, and Executive Vice President and Chief Financial Officer, Eric Loughmiller. The call will feature a review of operating highlights and financial results for the three months ended March 31, 2019. The press release dated May 7, 2019 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

On May 7, 2019, KAR Auction Services, Inc. also posted supplemental financial information for the three months ended March 31, 2019, and Earnings Slides for the three months ended March 31, 2019. The supplemental financial information and Earnings Slides can be located at the investor relations section of www.karauctionservices.com under the quarterly results page. The supplemental financial information and Earnings Slides posted on May 7, 2019 are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.            DESCRIPTION OF EXHIBIT

99.1	Press release dated May 7, 2019 – “KAR Auction Services, Inc. Reports First Quarter 2019 Financial Results”

99.2	KAR Auction Services, Inc. First Quarter 2019 Supplemental Financial Information – May 7, 2019

99.3	KAR Auction Services, Inc. First Quarter 2019 Earnings Slides – May 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    May 7, 2019                    KAR Auction Services, Inc.

/s/ Eric M. Loughmiller
Eric M. Loughmiller
Executive Vice President and Chief Financial Officer